SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):   January  5,
2007

              PATRIOT TRANSPORTATION HOLDING, INC.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



        FLORIDA              33-26115            59-2924957
------------------------ -----------------  --------------------
    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

-----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                         January 5, 2007


ITEM 8.01 OTHER EVENTS.

      On September 11, 2006, the Company's tank line subsidiary entered into an agreement to sell approximately 25 acres of land located in Hillsborough County, Florida for $12 million. The contract was subject to a number of contingencies, including a due diligence period. On January 4, 2007, the contract was terminated by the prospective buyer during the due diligence period.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                            PATRIOT  TRANSPORTATION  HOLDING, INC.


Date:  January  8, 2007     By:   /s/  Ray  M.  Van Landingham
                              ---------------------------------
                              Ray M. Van Landingham
                              Vice   President,   Finance   and
                              Administration and Chief Financial
                              Officer